TSS, Inc.
Corporate overview
September 2019

Cautionary Note Regarding Forward Looking Statements

This presentation may contain forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934, that involve risks and uncertainties. The important factors that could cause actual results to differ materially include, but are not limited to, our reliance on a significant portion of our revenues from a limited number of customers, risks related to operating in a highly competitive industry, risks involved in managing complex projects, risks relating to the possible cancellation of customer contracts on short notices, risks relating to rapid technological, structural and competitive changes affecting the industries we serve, risks relating to our ability to continue to implement our strategy, including having sufficient financial resources to carry out that strategy, risk relating to our ability to meet all of the terms and conditions of our debt obligations, uncertainty related to current economic conditions and the related impact on demand for our services, and other risks and uncertainties set forth in the Company's most recent SEC filings. These uncertainties may cause our actual future results to be materially different from those expressed in our forward-looking statements.

.

Selected Stock Data

- Traded – OTCQB: TSSI
- 52-week price range - $0.54 -$1.09
- Average daily trading volume – 14,300
- Common shares outstanding – basic: 17,535, 057 *
  diluted: 22,195,883 *
- Approx. management/board ownership: 38.52%
- Market cap: $15.74MM *
- Fiscal year – December 31



Market Summary > TSS Inc
OTCMKTS: TSSI
0.90 USD 0.00 (0.00%)
Sep 24, 11:03 AM EDT · Disclaimer
1 day
5 days
1 month
6 months
YTD
1 year
5 years
Max
0.72 USD Apr 9, 2019
1.1
1.0
0.9
0.8
0.7
0.6
Dec 2018
Apr 2019
Aug 2019

* - at 9/24/2019

Investment highlights

- Strategically positioned within large IT infrastructure OEM
- Very large addressable market – Multi-billion IT infrastructure – Cloud, Edge, Storage
- TSSI is leader in deployment and management of Modular Data Centers (MDCs) in North America
- Recurring and repeating revenue model
- Infrastructure can support 2X in volume with limited incremental costs
- Developing new programmatic business models to support IT integration and deployment; expect significant growth in revenue 2019
- Company executed multi year turnaround decreasing overheads by $4.3M or 38% since 2015, and achieved 13 quarters of positive EBITDA and ended 2018 with strong balance sheet
- Strong management team now 5+ years with the company
- Opportunities through M&A to accelerate growth in services and diversify customer base

Primary Business Segments

Systems Integration

Integration and delivery of racks, modular and individual IT systems.

Delivery of hardware, software and professional services on a resell basis

Central facility in Round Rock, TX

Facilities Services

Deployment and maintenance of modular data centers.

Cloud and edge modular systems.

Field staffing across the US

Recurring revenue model 3-6 years of renewals.

Core Services

Readiness
Assessments
Analysis Surveys
Recommendations

Logistics
Warehousing Managed
Inventory Consolidation
Kitting and Packaging

Configure
Imaging OS/BIOS
Settings Asset Tagging
Etching/Engraving

Integrate
Rack and Stack
Cabling Validation
Testing

Deploy
Modular Data Center Move and Migration
Physical Infrastructure Upgrades
Structured Cabling

Operate
Support Desk 7x24
Monitoring
Multi-Site Maintenance Site
Staffing

Move
Move and Migration
Relocation and Consolidation
Client Move-Add-Change

Take-Back
Refresh Recycle
Remarket Data
Wipe

READINESS | LOGISTICS | CONFIGURE | INTEGRATE | DEPLOY | OPERATE | MOVE | TAKE-BACK

VISION

To be the leading North American service partner in the integration, deployment and maintenance of data infrastructure

PURPOSE

As a trusted partner, we enhance our customers' products and services throughout their lifecycle with speed, flexibility, scalability, and specialized expertise

DRIVING FORCE

Service

CORE COMPETENCIES

Operational Excellence	Strategic Account Management (SAM)	Specialized Expertise	Lifecycle Management

VALUES

Safety	Integrity	Continuous Improvement	Collaboration	Empowerment	Shared Success

Enterprise



Reporting
- Inventory / Inbound / outbound
- Factory production status
- Rack level asset file by U location

Rack Configuration / Validation
- BIOS/Firmware confirmation/ configuration
- Physical build and site specific configuration
- Hardware validation

Quality Assurance
- Rack level testing
- Cluster validation with interconnects
- Customer connection to UUT via VPN

Enterprise
- Pre-deployment verification
- Rack and Stack
- Modular Data Centers
    - Fabrication
    - Integration
    - deployment
- Field deployments
- End of Life Processing

Service Environment Expertise
- HPC clusters
- Data centers
- Modular
- Colocation
- Back-office

Wrapped with Project Management Support

Planning
- Success criteria
- Proof of concept
- Scope of work review
- Rack layout and configuration
- Custom cable labels
- Cable length optimization
- Site survey

Inventory
- Hold, secure and manage inventory
- Inventory rotation (FIFO)
- Min/max levels
- Consigned materials accepted
- Procurement

2nd Touch Services
- Rack-N-Stack
- Configuration scripting and automation
- Validation/cluster testing
- VPN access to unit under test
- Burn-in
- Imaging
- Custom cabling and kitting

Logistics
- White glove delivery
- Unpack / uncrate
- Roll-in service
- Returns management
- Customer carrier account
- Site surveys
- Dedicated truck options
- GPS freight tracking

Deployment
- Rack deployment
- Data center installs
- Field upgrades
- Interconnect
- Onsite rack-n-stack
- Rack commissioning
- DC expansions and relocations

TSS confidential

Systems Integration Center
Round Rock, TX

Logistics Management



Integration and Fulfillment



Racking and Stacking



Configuration, Validation and Testing



Modular Data Center Integration



Modular Data Centers


Evap cooling module
IT module


Data Center Modular Rooms
Tailored to your Requirements
Modular.
Very low PUE.
Future expansion with no disruption.
Project based or assembly kit.
Fully relocatable.
Clean room finishing surface.




ebay


Traditional Brick & Mortar Cloud Data Center
Containerized Cloud Data Center

Financial Summary

Financial Highlights - Annual



Revenue ($'000)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
2015 2016 2017 2018
Year 29,509 27,373 18,317 22,335



Adj. EBITDA ($'000) *
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-
(500)
(1,000)
(1,500)
2015 2016 2017 2018
Adj. EBITDA (803) 231 1,632 3,529



Normalized Adjusted EBITDA $'000 *
3,000
2,500
2,000
1,500
1,000
500
-
(500)
(1,000)
2015 2016 2017 2018
NAEBITDA (803) (679) 1,347 2,449



Gross Margins %
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
2015 2016 2017 2018
GP % 28% 29% 42% 38%

* Adjusted EBITDA and Normalized Adjusted EBITDA are non-GAAP financial measures. See reconciliation in "Other Information" section of presentation

Financial Highlights Quarterly – Q2


Revenue ($'000)
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Revenue	5,367	6,371	5,748	4,660	3,539


Normalized Adj. EBITDA ($'000) *
1000
900
800
700
600
500
400
300
200
100
0

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
NAEBITDA	647	932	510	206	177


Gross Profit ($'000)
3,000
2,500
2,000
1,500
1,000
500
-

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
GP	2,064	2,516	2,036	1,636	1,452


Gross Margins
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
GP %	38%	39%	35%	35%	41%

* Adjusted EBITDA and Normalized Adjusted EBITDA are non-GAAP financial measures. See reconciliation in "Other Information" section of presentation

Financial Highlights – Pro forma*

Revenue ($'000)



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
-

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
Revenue	4,395	4,582	4,546	4,660	3,539

Normalized Adj. EBITDA ($'000) **



500
450
400
350
300
250
200
150
100
50
-

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
NAEBITDA	446	372	146	206	177

Gross Profit ($'000)



2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
GP	1,782	1,764	1,558	1,636	1,452

Margins



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%

	Q2'18	Q3'18	Q4'18	Q1'19	Q2'19
GP %	41%	38%	34%	35%	41%

* - prior period financials adjusted to remove IPSI business that was sold at end of Q4 2018

** Adjusted EBITDA and Normalized Adjusted EBITDA are non-GAAP financial measures. See reconciliation in "Other Information" section of presentation

Q2'19 Balance sheet

$'000	30-Jun-19 Actual		31-Dec-18	change from 12/31
Cash & equivalents	$ 6,070		$ 6,178	$ (108)
Contract and other receivables	690		727	(37)
Cost in excess of billings	154		154	-
Inventories	80		108	(28)
Prepaid & other assets	337		266	71
total current assets	7,331		7,433	(102)
Property & equipment	440		390	50
Lease right of use asset	1,754		-	1,754
Goodwill	780		780	-
Intangibles, net	352		398	(46)
Other assets	109		109	-
total assets	$ 10,766		$ 9,110	$ 1,656
Accounts payable	$ 695		$ 1,031	$ (336)
Accrued expenses	996		1,359	(363)
Lease liability	585		-	585
Billings in excess of revenues	2,854		2,293	561
total current liabilities	5,130		4,683	447
LT debt	1,928		1,838	90
Lease liability	1,291		-	1,291
Other liabilities	-		108	(108)
total liabilities	8,349		6,629	1,720
Stockholder's equity	2,417		2,481	(64)
total liabilities and equity	$ 10,766		$ 9,110	$ 1,656
w/c surplus (deficit)	2,201		2,750	

STRATEGIC INITIATIVES

1 Organic Sales Growth

Deliver programmatic sales with recurring and predictable volumes

3-4 $2M+ programs

Channel partner and OEM reseller growth

2 Acquire to scale

Source, evaluate and execute acquisition

Customer acquisition

Scale existing services/geography

Add new services with cross sell synergies

3 Position infrastructure to scale and integrate new business

Migrate systems to scalable cloud ready solution

Develop structured and documented factory in a box

Metrics and processes for simple integration and management

Other information

Non-GAAP Financial Measures

Adjusted EBITDA and Normalized Adjusted EBITDA are supplemental financial measures not defined under Generally Accepted Accounting Principles (GAAP). We define Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, impairment loss on goodwill and other intangibles, stock-based compensation, and provision for bad debts. We define Normalized Adjusted EBITDA as our Adjusted EBITDA less gains/losses on business units sold, and less the operating profit from business units sold. We present Adjusted EBITDA and Normalized Adjusted EBITDA because we believe these supplemental measures of operating performance are helpful in comparing our operating results across reporting periods on a consistent basis by excluding non-cash items and non-recurring items that may, or could, have a disproportionate positive or negative impact on our results of operations in any particular period. We also use Adjusted EBITDA as a factor in evaluating the performance of certain management personnel when determining incentive compensation.

Adjusted EBITDA and Normalized Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Adjusted EBITDA and Normalized Adjusted EBITDA, while providing useful information, should not be considered in isolation or as an alternative to net income or cash flows as determined under GAAP. Consistent with Regulation G under the U.S. federal securities laws, Adjusted EBITDA and Normalized Adjusted EBITDA have been reconciled to the nearest GAAP measure, and this reconciliation is included in the following slides under the section “other information” included in this presentation.

Reconciliation of Annual EBITDA to GAAP

(in $'000)	Years ended December 31, 2015	2016	2017	2018
Net income (loss) as reported	$ (2,205)	$ (1,023)	$ 766	$ 2,437
Interest income (expense), net	344	365	328	403
Depreciation and amortization	513	602	465	385
Income tax expense	35	79	3	26
EBITDA	$ (1,313)	$ 23	$ 1,562	$ 3,251
Stock based compensation	499	194	68	241
Provision for bad debts	11	14	2	0
Adjusted EBITDA	**$ (803)**	**$ 231**	**$ 1,632**	**$ 3,492**
gain on business sold				(1,105)
IPSI results	(918)	(998)	(1,122)	(1,239)
Normalized Adjusted EBITDA	**$ (1,721)**	**$ (767)**	**$ 510**	**$ 1,148**

Reconciliation of Quarterly EBITDA to GAAP

(in $'000)	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019
Net income (loss) as reported	$ 319	$ 652	$ 1,387	$ (31)	$ (94)
Interest income (expense), net	111	102	97	73	87
Depreciation and amortization	100	91	88	81	79
Income tax expense	16	17	(21)	11	18
EBITDA	$ 546	$ 862	$ 1,551	$ 134	$ 90
Stock based compensation	66	62	64	72	87
Provision for bad debts	-	-	-	-	-
Adjusted EBITDA	**$ 612**	**$ 924**	**$ 1,615**	**$ 206**	**$ 177**
gain on business sold			(1,105)		
IPSI results	(166)	(552)	(364)	-	-
Normalized Adjusted EBITDA	**$ 446**	**$ 372**	**$ 146**	**$ 206**	**$ 177**

Cloud & Enterprise Growth Rate Forecast


Cloud & Data Center Revenue Forecasts
Worldwide Market Growth Index
350
300
250
200
150
100
50
2016
2017
2018
2019
2020
2021
CAGR 29%
CAGR 24%
CAGR 23%
CAGR 11%
CAGR -2%
Public IaaS/PaaS
Managed Private Cloud
Enterprise SaaS
Hyperscale Infrastructure
Enterprise Data Center Infrastructure
Source: Synergy Research Group

This forecaster is predicting an 11% long term growth rate for capex of major cloud vendors

WHO WE COMPETE AGAINST


Large
Celestica
FedEx Supply Chain
FOXCONN
McKinstry
SANMINA
JABIL
VERTIV
Schneider Electric
$400M+
BGIS
Company Size
hyve solutions
TSS
Sub $10M
PREMIER LOGITECH
Small
Vertical Integration
Large
30+ North American Competitors
10+ North American Competitors
500+ North American Competitors

Solutions for Edge Technology
TSS Edge Product Family

Product	Environment	Markets	Solution	Product
Modular office, factory	Controlled environment	• Bank branch office • General office • Health care centers • Logistics station • Remote mfg. plant	• Half rack solution • Passive cooling Shock resistant case to enable moves	
Self contained modular data center	• Stable physical environment • No environment control (outside, warehouse, etc.)	• Telco substation • Event center, stadium • Warehouse	• Cooling, heating system • Shock resistant case to enable moves	
Ruggedized modular data center	• No environment control (outside) • Subject to rough handling	• Military deployments • Outdoor events • Standalone telco substations	• Modeled on previous military ruggedized design • Cooling, heating system	
Full IT Enclosure	• Outside or inside data center	• CoLo's, hosting • Hyperscale	• Self contained enclosure with IT, infrastructure	

TSS uniquely offers an Edge solution with a full suite of modular solutions from office size to full trailer including life cycle support services.

TSS